Exhibit 20
                     Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
          Number of Days in Monthly Period                                                                                    30
          Beginning Principal Receivables Balance                                                               1,793,833,925.75
          Beginning Special Funding Account Balance                                                                         0.00
          Beginning Principal Receivables + SFA Balance                                                         1,793,833,925.75
          Beginning Finance Charge Receivables                                                                     57,868,619.76
          Beginning Total Receivables                                                                           1,851,702,545.51
          Special Funding Account Earnings                                                                                  0.00
          Finance Charge Collections                                                                               26,603,650.25
          Interest/Fee Reversals (Wachovia accounts only)                                                            -484,580.92
          Interchange Collections                                                                                   1,836,395.45
          Collection Account Investment Proceeds                                                                            0.00
          Recoveries treated as Finance Charge Collections                                                                  0.00
          Total Finance Charge Receivables Collections                                                             27,955,464.78
          Principal Receivables Collections                                                                       162,557,469.92
          Recoveries treated as Principal Collections                                                                 820,107.81
          Total Principal Receivables Collections                                                                 163,377,577.73
          Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                                10.22%
          Defaulted Amount (Net of Recoveries)                                                                     15,191,242.10
          Annualized Default Rate                                                                                         10.16%
          Trust Gross Yield                                                                                               18.70%
          Aggregate Account Addition or Removal (Y/N)?                                                                         N
          Date of Addition/Removal                                                                                           N/A
          Principal Receivables at the end of the day of Addition/Removal                                                    N/A
          SFA Balance at the end of the day of Addition/Removal                                                              N/A
          Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                      N/A
          Ending Principal Receivables Balance                                                                  1,759,471,082.24
          Ending Special Funding Account (SFA) Balance                                                                      0.00
          Ending Principal Receivables + SFA Balance                                                            1,759,471,082.24
          Ending Finance Charge Receivables                                                                        56,554,457.21
          Ending Total Receivables                                                                              1,816,025,539.45
          Required Minimum Principal Balance (as of month end)                                                  1,069,973,937.16

                     Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                                           Total                   1998-2            1998-3
          Group                                                                                      1                 1
          Class A Initial Invested Amount                            1,056,000,000.00           528,000,000.00    528,000,000.00
          Class B Initial Invested Amount                              226,000,000.00           113,000,000.00    113,000,000.00
          Collateral Initial Invested Amount                           134,000,000.00            67,000,000.00     67,000,000.00
          Class D Initial Invested Amount                               84,000,000.00            42,000,000.00     42,000,000.00
          Total Initial Invested Amount                              1,500,000,000.00           750,000,000.00    750,000,000.00
          Required Transferor Amount (per definition)                  101,389,257.01            48,889,257.01     52,500,000.00
          Initial Invested Amount + Req Transf Amount                1,601,389,257.01           798,889,257.01    802,500,000.00
          Series Allocation Percentage                                        100.00%                   49.89%            50.11%
          Series Allocable Finance Charge Collections                   27,955,464.78            13,946,216.01     14,009,248.78
          Series Allocable Principal Collections                       163,377,577.73            81,504,600.53     81,872,977.20
          Series Allocable Defaulted Amounts                            15,191,242.10             7,578,494.77      7,612,747.32
          Series Allocable Servicing Fee                                 1,671,623.23               421,623.23      1,250,000.00
          In Revolving Period?                                                                               N                 Y
          Available for Principal Sharing Series                        74,659,428.03                     0.00     74,659,428.03
          Principal Shortfall                                           35,324,915.16            35,324,915.16              0.00
          Allocation of Shared Principal Collections                    74,659,428.03            74,659,428.03              0.00
          Available for Excess Allocation Series                         2,554,954.72             1,214,771.69      1,340,183.02
          Finance Charge Shortfall                                               0.00                     0.00              0.00
          Allocation of Excess Finance Charge Collections                        0.00                     0.00              0.00


B. Series Allocations
          Amounts Due                                                                               1998-2               1998-3
                               Transferor's Percentage                                                  57.77%               16.57%
                               Principal Allocation Percentage                                          83.81%               83.43%
                               Principal Collections                                             68,307,986.34        68,307,986.34
                               Floating Allocation Percentage                                           42.23%               83.43%
                               Class A Certificate Rate                                               5.12250%             5.15250%
                               Class B Certificate Rate                                               5.33250%             5.38250%
                               CIA Certificate Rate                                                   5.89750%             5.99750%
                               CIA Secured Loan Spread Rate                                           5.64750%             5.74750%
                               Class D Certificate Rate                                               0.00000%             0.00000%
                               Class A Interest                                                   2,178,770.00         2,191,530.00
                               Class B Interest                                                     485,405.63           489,957.01
                               Collateral Monthly Interest                                                0.00           323,698.40
                               Class D Interest                                                           0.00                 0.00
                               Investor Monthly Interest                                          2,664,175.63         3,005,185.41
                               Investor Default Amount (Net of Recoveries)                        3,200,431.82         6,351,441.69
                               Interchange Collections                                              386,884.65           767,794.93
                               0.75% of Interchange                                                 158,108.71           468,750.00
                               Servicer Interchange                                                 158,108.71           468,750.00
                               Monthly Servicing Fee (Before Adjustments)                           421,623.23         1,250,000.00
                                   Interchange Adjustment                                                 0.00                 0.00
                                   SFA Adjustment                                                         0.00                 0.00
                                   Previous Period Adjustment                                             0.00                 0.00
                               Total Monthly Servicing Fee (After all adjustments)                  421,623.23         1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                      Group I                  1998-2               1998-3
          Beginning Invested Amount (Month)                          1,448,417,957.31           698,417,957.31       750,000,000.00
          Finance Charge Collections                                    17,577,697.84             5,889,548.63        11,688,149.21
          Reserve Account Interest                                          12,261.34                12,261.34                 0.00
          PFA Proceeds                                                   1,822,159.62             1,822,159.62                 0.00
          Total Finance Charge Collections                              19,412,118.80             7,723,969.59        11,688,149.21
          Investor Monthly Interest                                      5,669,361.04             2,664,175.63         3,005,185.41
          Investor Default Amount                                        9,551,873.51             3,200,431.82         6,351,441.69
          Monthly Servicing Fee                                          1,671,623.23               421,623.23         1,250,000.00
          Additional Amounts                                                     0.00                     0.00                 0.00
          Total Amount Due                                              16,892,857.78             6,286,230.68        10,606,627.10
          Group Excess?                                                  Y
          Amount per 4.10(A)                                                                      2,664,175.63         3,005,185.41
          Amount per 4.10(B)             used in a                                                3,200,431.82         6,351,441.69
          Amount per 4.10(C)      shortfall scenario only                                           421,623.23         1,250,000.00
          Amount per 4.10(D)                                                                              0.00                 0.00
          Redirected Finance Charge Collections                         19,412,118.80             7,501,002.38        11,911,116.42
          Amount of funds redistributed per 4.10                                                   -222,967.21           222,967.21
          Redirected Finance Charge Collections - PFA Proceeds (Class A available funds)          5,678,842.76        11,911,116.42

D. Trust Performance
          30-59 Days Delinquent                                                                  32,017,174.01                1.82%
          60-89 Days Delinquent                                                                  22,407,980.41                1.27%
          90+ Days Delinquent                                                                    53,298,239.06                3.03%
          Total 30+ Days Delinquent                                                             107,723,393.48                6.12%

          THE FIRST NATIONAL BANK OF ATLANTA
          d/b/a Wachovia Bank Card Services
          as Servicer


          By:  Michael L. Scheuerman
          Title:  Senior Vice President

                     Partners First Credit Card Master Trust
                                  Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements
Last Payment Date                  16-Apr-01
Current Payment Date               15-May-01
Actual / 360 Days                      29             29                        29                    29
30 / 360 Days                          29             29                        29                    29
Fixed / Floating                    Floating       Floating                  Floating              Floating

                                            Class A              Class B       Collateral Invested
                                                                                     Amount                Class D            Total
Certificate Rate                                 5.12250%            5.33250%        5.89750%           0.00000%
Secured Loan Spread Rate (Applies to
        CIA only)                                                                    5.64750%
Initial Balance                            528,000,000.00      113,000,000.00   67,000,000.00     42,000,000.00     750,000,000.00
Required Transferor Amount                                                                                           48,889,257.01
Initial Invested Amount + Req Transf
        Amount                                                                                                      798,889,257.01

Beginning Outstanding Amount
        (Distribution)                     528,000,000.00      113,000,000.00            0.00     42,000,000.00     683,000,000.00
Ending Outstanding Amount (Distribution)   528,000,000.00      113,000,000.00            0.00     42,000,000.00     683,000,000.00

Beginning Invested Amount (Distribution)   528,000,000.00      113,000,000.00            0.00     42,000,000.00     683,000,000.00
Ending Invested Amount (Distribution)      528,000,000.00      113,000,000.00            0.00     42,000,000.00     683,000,000.00

Beginning Adjusted Invested Amount
        (Distribution)                     100,666,666.68      113,000,000.00            0.00     39,307,270.48     252,973,937.16
Ending Adjusted Invested Amount
        (Distribution)                               0.00      106,833,333.35            0.00     37,500,000.00     144,333,333.35


Beginning Invested Amount (Month)          528,000,000.00      113,000,000.00   15,417,957.31     42,000,000.00     698,417,957.31
Ending Invested Amount (Month)             528,000,000.00      113,000,000.00            0.00     42,000,000.00     683,000,000.00

Beginning Adjusted Invested Amount
        (Month)                            207,500,000.01      113,000,000.00   15,417,957.31     42,000,000.00     377,917,957.32
Ending Adjusted Invested Amount (Month)    100,666,666.68      113,000,000.00            0.00     39,307,270.48     252,973,937.16

Principal Allocation Percentage                    70.40%              15.07%           8.93%             5.60%            100.00%
Floating Allocation Percentage                     54.91%              29.90%           4.08%            11.11%            100.00%
Principal Collections                       48,088,822.38       10,291,736.61    6,102,180.11      3,825,247.24      68,307,986.34
Redirected Finance Charge Collections        3,118,030.91        1,698,012.01      231,680.33        631,119.51       5,678,842.76
Reserve Account Draw                                 0.00                0.00                                                 0.00
PFA Proceeds (Class A Available Funds)       1,822,159.62                                                             1,822,159.62
Redirected Finance Charge plus PFA
        Proceeds                             4,940,190.53        1,698,012.01      231,680.33        631,119.51       7,501,002.38
Monthly Interest                             2,178,770.00          485,405.63            0.00              0.00       2,664,175.63
Investor Default Amount (Net)                1,757,232.20          956,950.55      130,568.34        355,680.73       3,200,431.82
Monthly Servicing Fee                          231,496.86          126,068.17       17,201.01         46,857.20         421,623.23
Total Due                                    4,167,499.06        1,568,424.35      147,769.35        402,537.93       6,286,230.68

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             7,501,002.38
Series Adjusted Portfolio Yield                                                                                              7.39%
Base Rate                                                                                                                    5.58%

                     Partners First Credit Card Master Trust
                                  Series 1998-2

Series Parameters
                              Revolving Period (Y/N)                                                     N
                              Accumulation Period (Y/N)                                                  Y
                              Early Amortization (Y/N)                                                   N
                              Controlled Accumulation Period                                           6.00
                              FNBA is Servicer                                                           Y
                              Paydown Excess CIA (Y/N)                                                   Y
                              Paydown Excess Class D (Y/N)                                               Y
                              Controlled Accumulation Amount                                            106,833,333.33
                              Controlled Deposit Amount                                                 106,833,333.33
                              Ending Controlled Deposit Amount Shortfalll                                         0.00

Funding Accounts
                              Beginning Principal Funding Account Balance                               430,026,062.84
                              Principal Funding Account Deposit                                         108,640,603.81
                              Principal Funding Account Withdrawal                                                0.00
                              Ending Principal Funding Account Balance                                  538,666,666.65
                              Principal Funding Investment Proceeds                                       1,822,159.62

                              Yield Supplement Account Beginning Balance                                          0.00
                              Yield Supplement Account Release                                                    0.00
                              Yield Supplement Account Ending Balance                                             0.00

                              Reserve Account Beginning Balance                                           3,205,000.00
                              Required Reserve Account Amount                                             3,205,000.00
                              Available Reserve Account Amount                                            3,205,000.00
                              Interest Retained in Reserve Account                                                0.00
                              Reserve Draw Amount pursuant to Supplement 4.12(c)                                  0.00
                              Funds Deposited into Reserve Account (out of Excess Spread)                         0.00
                              Ending Reserve Account Balance                                              3,205,000.00
                              Covered Amount                                                                881,686.60

C. Certificate Balances and Distributions
                                           Class A                 Class B              CIA         Class D             Total
         Beginning Balance             528,000,000.00          113,000,000.00           0.00     42,000,000.00     683,000,000.00
      Interest Distributions             2,178,770.00              485,405.63           0.00              0.00       2,664,175.63
      Cumulative PFA Deposits          528,000,000.00            6,166,666.65                     4,500,000.00     538,666,666.65
      Principal Distributions                    0.00                    0.00           0.00              0.00               0.00
       Total Distributions               2,178,770.00              485,405.63           0.00              0.00       2,664,175.63
      Ending Certificate Balance       528,000,000.00          113,000,000.00           0.00     42,000,000.00     683,000,000.00

                     Partners First Credit Card Master Trust
                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                            1 Total amount of the distribution:                                                      4.1265
                            2 Amount of the distribution in respect of Class A Monthly Interest:                     4.1265
                            3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:           0.00
                            4 Amount of the distribution in respect of Class A Additional Interest:                    0.00
                            5 Amount of the distribution in respect of Class A Principal:                              0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                            1 Total amount of Class A Investor Charge-Offs:                                            0.00
                            2 Amount of Class A Investor Charge-Offs                                                   0.00
                              per $1,000 original certificate principal amount:
                            3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                      0.00
                            4 Amount reimbursed in respect of Class A Investor Charge-Offs                             0.00
                              per $1,000 original certificate principal amount:
                            5 The amount, if any, by which the outstanding principal                                   0.00
                              balance of the Class A Certificate exceeds the Class A Invested
                              Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                            1 The total amount of the distribution:                                                  4.2956
                            2 Amount of the distribution in respect of Class B monthly interest:                     4.2956
                            3 Amount of the distribution in respect of Class B outstanding monthly interest:           0.00
                            4 Amount of the distribution in respect of Class B additional interest:                    0.00
                            5 Amount of the distribution in respect of Class B principal:                              0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                            1 The amount of reductions in Class B Invested Amount                                      0.00
                            2 The amount of reductions in the Class B Invested Amount set forth in                     0.00
                              paragraph 1 above, per $1,000 original certificate principal amount:
                            3 The total amount reimbursed in respect of such reductions                                0.00
                              in the Class B Invested Amount:
                            4 The total amount set forth in paragraph 3 above, per $1,000                              0.00
                              original certificate principal amount:
                            5 The amount, if any, by which the outstanding principal balance                           0.00
                               of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                     Partners First Credit Card Master Trust
                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                            1 Total amount distributed to the Collateral Interest Holder:                               0.00
                            2 Amount distributed in respect of Collateral Monthly Interest:                             0.00
                            3 Amount distributed in respect of Collateral Additional Interest:                          0.00
                            4 The amount distributed to the Collateral Interest Holder in respect                       0.00
                              of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                            1 The amount of reductions in the Collateral Invested Amount.                               0.00
                            2 The total amount reimbursed in respect of such reductions in the                          0.00
                              Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                            1 Finance Charge Collections Allocated to Series 1998-2 (incl.YSA, Res
                                 Draw & Int and PFA Proceeds)                                                   7,501,002.38
                            2 Full amount required to be paid pursuant to sections 4.5 and 4.7
                                 (excl. Spread Acct.)                                                           6,286,230.68
                            3 Spread Account Requirement per Loan Agreement                                             0.00
                            4 Finance Charge Shortfall                                                                  0.00
                            5 Available for Other Excess Allocation Series                                      1,214,771.69

K. Application of Reallocated Investor Finance Charge Collections.

                                                          Available         Due                  Paid     Shortfall
           1 Allocated Class A Available Funds        3,118,030.91
             a Reserve Account Release                        0.00
             b PFA Investment Earnings                1,822,159.62
             c Class A Available Funds                4,940,190.53

           2 Class A Available Funds                  4,940,190.53
             a Class A Monthly Interest                                   2,178,770.00      2,178,770.00        0.00
             b Class A Servicing Fee                                        231,496.86        231,496.86        0.00
             c Class A Investor Default Amount                            1,757,232.20      1,757,232.20        0.00
             d Class A Excess                           772,691.47

           3 Class B Available Funds                  1,698,012.01
             a Class B Monthly Interest                                     485,405.63        485,405.63        0.00
             b Class B Servicing Fee                                        126,068.17        126,068.17        0.00
             c Class B Excess                         1,086,538.21

           4 Collateral Available Funds                 231,680.33
             a Collateral Servicing Fee                                      17,201.01         17,201.01        0.00
             b Collateral Excess                        214,479.32

           5 Class D Available Funds                    631,119.51
             a Class D Servicing Fee                                         46,857.20         46,857.20        0.00
             b Class D Excess                           584,262.31

           6 Total Excess Spread                      2,657,971.32

                     Partners First Credit Card Master Trust
                                 Series 1998-2

L. Application of Excess Spread and Excess Finance
          Charge Collections
                                                                 Available              Due              Paid        Shortfall
           1 Available Excess Spread                            2,657,971.32
           2 Excess Fin Charge Coll                                     0.00
                  from Other Series
           3 Available Funds                                    2,657,971.32
           4 Class A Required Amount
             a Interest                                                                    0.00          0.00           0.00
             b Servicing Fee                                                               0.00          0.00           0.00
             c Defaults                                                                    0.00          0.00           0.00
           5 Class A Charge Offs not Previously Reimbursed                                 0.00          0.00           0.00
          6a Class B Required Amount in accordance
               with 4.5(b)(i)(ii)
             a Interest                                                                    0.00          0.00           0.00
             b Servicing Fee                                                               0.00          0.00           0.00
          6b Class B Default Amount                                                  956,950.55    956,950.55           0.00
           7 Reductions in Class B not previously reimbursed                               0.00          0.00           0.00
           8 Monthly Servicing Fee Shortfalls                                              0.00          0.00           0.00
           9 Collateral Monthly Interest                                                   0.00          0.00           0.00
          10 Collateral Default Amount                                               130,568.34    130,568.34           0.00
          11 Reductions in CIA not previously reimbursed                                   0.00          0.00           0.00
          12 Reserve Account Deposit                                                       0.00          0.00           0.00
          13 Class D Monthly Interest                                                      0.00          0.00           0.00
          14 Class D Default Amount                                                  355,680.73    355,680.73           0.00
          15 Reductions in Class D not previously reimbursed                               0.00          0.00           0.00
          16 Other CIA Amounts Owed                                                        0.00          0.00           0.00
          17 Excess Fin Coll for Other Series                                              0.00          0.00           0.00
          18 Excess Spread (after reallocation)                 1,214,771.69
          19 Writedowns
                                                                            Total            Redirected Principal    Charge-Offs
                              a Class A                                     0.00                      0.00              0.00
                                in respect of A                                                                         0.00
                              b Class B                                     0.00                      0.00              0.00
                                in respect of A                                                                         0.00
                                in respect of B                                                                         0.00
                              c CIA                                         0.00                      0.00              0.00
                                in respect of A                                                                         0.00
                                in respect of B                                                                         0.00
                                in respect of CIA                                                                       0.00
                              d Class D                                     0.00                      0.00              0.00
                                in respect of A                                                                         0.00
                                in respect of B                                                                         0.00
                                in respect of CIA                                                                       0.00
                                in respect of D                                                                         0.00

M. Application of Redirected Principal Collections
                                                                  Available              Due               Paid        Shortfall
           1 Redirected Principal Collections                    20,219,163.96
           2 Class A Required Amount
             a Interest                                                                   0.00              0.00            0.00
             b Servicing Fee                                                              0.00              0.00            0.00
             c Defaults                                                                   0.00              0.00            0.00
           3 Class B Required Amount
             a Interest                                                                   0.00              0.00            0.00
             b Servicing Fee                                                              0.00              0.00            0.00
             c Defaults                                                                   0.00              0.00            0.00
           4 Collateral Required Amount
             a Interest                                                                   0.00              0.00            0.00
             b Servicing Fee                                                              0.00              0.00            0.00
             c Defaults                                                                   0.00              0.00            0.00
           5 Available for Available Principal Collections       20,219,163.96

N.  Principal Shortfall Amount/Shared Principal Collections
                            1 Principal Allocation % of the Series 1998-2 Allocable Principal Collections         68,307,986.34
                            2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                 3,200,431.82
                            3 Full amount required to be distributed pursuant to Section 4.5                     106,833,333.33
                            4 Principal required to fund the Required Amount per Section 4.8                               0.00
                            5 Principal Shortfall                                                                 35,324,915.16
                            6 Available for Shared Principal Collections                                                   0.00

                     Partners First Credit Card Master Trust
                                 Series 1998-2

O. Available Principal Collections
                            1 Available Principal Collections (per the definition thereof)                       146,167,846.20
                            2 Principal Collections allocation to other Principal Sharing Series                           0.00
                            3 Available Principal Collections (after Sharing)                                    146,167,846.20

P. Application of Principal Collections during Revolving Period

                            1 Available Principal Collections                                                              0.00

                            2 Collateral Invested Amount                                                                   0.00
                            3 Required Collateral Invested Amount                                                          0.00
                            4 Amount used to pay Excess CIA                                                                0.00

                            5 Available Principal Collections                                                              0.00
                            6 Class D                                                                                      0.00
                            7 Required Class D                                                                             0.00
                            8 Amount used to pay Excess Class D                                                            0.00

Q. Application of Principal Collections during the Accumulation Period

                            1 Available Principal Collections                                                    146,167,846.20
                            2 Controlled Deposit Amount                                                          106,833,333.33
                            3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                213,666,666.68
                            4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                106,833,333.33
                            5 Required Enhancement Amount                                                        $37,500,000.00

                            6 Remaining Principal Collections Available                                           39,334,512.87
                            7 Remaining Collateral Invested Amount                                                         0.00
                            8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)               0.00
                                                 a Excess of CIA and Class D over Required Enhancement Amt         1,807,270.48
                                                 b Excess of Available Principal Collections over PFA deposit     39,334,512.87

                            9 Remaining Principal Collections Available                                           39,334,512.87
                           10 Remaining Class D Amount                                                            39,307,270.48
                           11 Principal Paid to Principal Funding Account on behalf of Class D                     1,807,270.48
                              (limited by Required Enhancement Amount)

                     Partners First Credit Card Master Trust
                                 Series 1998-2

R. Application of Principal Collections during Early Amortization Period

                            1 Available Principal Collections                                                       0.00
                                                 a Remaining Class A Adjusted Invested Amount                       0.00
                                                 b Principal Paid to Class A - Current Period's Collections         0.00
                                                 c Principal Paid to Class A - PFA per 5.1                          0.00
                                                 d Total Principal Paid to Class A                                  0.00

                            2 Remaining Principal Collections Available                                             0.00
                                                 a Remaining Class B Adjusted Invested Amount                       0.00
                                                 b Principal Paid to Class B - Current Period's Collections         0.00
                                                 c Principal Paid to Class B - PFA per 5.1                          0.00
                                                 d Total Principal Paid to Class B                                  0.00

                            3 Remaining Principal Collections Available                                             0.00
                                                 a Remaining Collateral Invested Amount                             0.00
                                                 b Principal Paid to CIA                                            0.00

                            4 Remaining Principal Collections Available                                             0.00
                                                 a Remaining Class D Amount                                         0.00
                                                 b Principal Paid to Class D                                        0.00

S. Yield and Base Rate

                            1 Base Rate
                                                 a Current Monthly Period                                          5.58%
                                                 b Prior Monthly Period                                            6.08%
                                                 c Second Prior Monthly Period                                     6.81%

                              Three Month Average Base Rate                                                                   6.16%

                            2 Series Adjusted Portfolio Yield
                                                 a Current Monthly Period                                          7.39%
                                                 b Prior Monthly Period                                           11.09%
                                                 c Second Prior Monthly Period                                     9.14%

                              Three Month Average Series Adjusted Portfolio Yield                                             9.21%

                            3 Excess Spread
                                                 a Current Monthly Period                                          1.81%
                                                 b Prior Monthly Period                                            5.01%
                                                 c Second Prior Monthly Period                                     2.34%

                              Three Month Average Excess Spread                                                                3.05%

                     Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                          16-Apr-01
Current Payment Date                       15-May-01
Actual / 360 Days                             29                   29                 29                    29
30 / 360 Days                                 29                   29                 29                    29
Fixed / Floating                           Floating             Floating           Floating              Floating

                                            Class A              Class B      Collateral Invested        Class D
                                                                                    Amount                             Total
Certificate Rate                                 5.15250%          5.38250%           5.99750%         0.00000%
Secured Loan Spread Rate (Applies to
        CIA only)                                                                      5.74750%
Initial Balance                            528,000,000.00    113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Initial Invested Amount + Req Transf
        Amount                                                                                                     802,500,000.00

Beginning Outstanding Amount
        (Distribution)                     528,000,000.00    113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount (Distribution)   528,000,000.00    113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount (Distribution)   528,000,000.00    113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount (Distribution)      528,000,000.00    113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount
        (Distribution)                     528,000,000.00    113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount
        (Distribution)                     528,000,000.00    113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00


Beginning Invested Amount (Month)          528,000,000.00    113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount (Month)             528,000,000.00    113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount
        (Month)                            528,000,000.00    113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount (Month)    528,000,000.00    113,000,000.00      67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                    70.40%            15.07%              8.93%            5.60%           100.00%
Floating Allocation Percentage                     70.40%            15.07%              8.93%            5.60%           100.00%
Principal Collections                       48,088,822.38     10,291,736.61       6,102,180.11     3,825,247.24     68,307,986.34
Redirected Finance Charge Collections        8,385,425.96      1,794,608.21       1,064,059.73       667,022.52     11,911,116.42
Reserve Account Draw                                 0.00              0.00                                                  0.00
PFA Proceeds (Class A Available Funds)               0.00                                                                    0.00
Redirected Finance Charge plus PFA
        Proceeds                             8,385,425.96      1,794,608.21       1,064,059.73       667,022.52     11,911,116.42
Monthly Interest                             2,191,530.00        489,957.01         323,698.40             0.00      3,005,185.41
Investor Default Amount (Net)                4,471,414.95        956,950.55         567,395.46       355,680.73      6,351,441.69
Monthly Servicing Fee                          880,000.00        188,333.33         111,666.67        70,000.00      1,250,000.00
Total Due                                    7,542,944.95      1,635,240.89       1,002,760.52       425,680.73     10,606,627.10

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                           11,911,116.42
Series Adjusted Portfolio Yield                                                                                             8.90%
Base Rate                                                                                                                   6.97%

                     Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
                              Revolving Period (Y/N)                                             Y
                              Accumulation Period (Y/N)                                          N
                              Early Amortization (Y/N)                                           N
                              Controlled Accumulation Period                                   12.00
                              FNBA is Servicer                                                   Y
                              Paydown Excess CIA (Y/N)                                           Y
                              Paydown Excess Class D (Y/N)                                       Y
                              Controlled Accumulation Amount                                      53,416,666.67
                              Controlled Deposit Amount                                           53,416,666.67
                              Ending Controlled Deposit Amount Shortfalll                                  0.00

Funding Accounts
                              Beginning Principal Funding Account Balance                                  0.00
                              Principal Funding Account Deposit                                            0.00
                              Principal Funding Account Withdrawal                                         0.00
                              Ending Principal Funding Account Balance                                     0.00
                              Principal Funding Investment Proceeds                                        0.00

                              Yield Supplement Account Beginning Balance                                   0.00
                              Yield Supplement Account Release                                             0.00
                              Yield Supplement Account Ending Balance                                      0.00

                              Reserve Account Beginning Balance                                            0.00
                              Required Reserve Account Amount                                              0.00
                              Available Reserve Account Amount                                             0.00
                              Interest Retained in Reserve Account                                         0.00
                              Reserve Draw Amount pursuant to Supplement 4.12(c).                          0.00
                              Funds Deposited into Reserve Account (out of Excess Spread)                  0.00
                              Ending Reserve Account Balance                                               0.00
                              Covered Amount                                                               0.00

C. Certificate Balances and Distributions
                                          Class A              Class B               CIA             Class D            Total
     Beginning Balance                528,000,000.00        113,000,000.00       67,000,000.00    42,000,000.00     750,000,000.00
     Interest Distributions             2,191,530.00            489,957.01          323,698.40             0.00       3,005,185.41
     Cumulative PFA Deposits                    0.00                  0.00                                 0.00               0.00
     Principal Distributions                    0.00                  0.00                0.00             0.00               0.00
     Total Distributions                2,191,530.00            489,957.01          323,698.40             0.00       3,005,185.41
     Ending Certificate Balance       528,000,000.00        113,000,000.00       67,000,000.00    42,000,000.00     750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:
                            1 Total amount of the distribution:                                                             4.1506
                            2 Amount of the distribution in respect of Class A Monthly Interest:                            4.1506
                            3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                  0.00
                            4 Amount of the distribution in respect of Class A Additional Interest:                           0.00
                            5 Amount of the distribution in respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                            1 Total amount of Class A Investor Charge-Offs:                                                   0.00
                            2 Amount of Class A Investor Charge-Offs                                                          0.00
                              per $1,000 original certificate principal amount:
                            3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                             0.00
                            4 Amount reimbursed in respect of Class A Investor Charge-Offs                                    0.00
                              per $1,000 original certificate principal amount:
                            5 The amount, if any, by which the outstanding principal                                          0.00
                              balance of the Class A Certificate exceeds the Class A Invested
                              Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                            1 The total amount of the distribution:                                                         4.3359
                            2 Amount of the distribution in respect of Class B monthly interest:                            4.3359
                            3 Amount of the distribution in respect of Class B outstanding monthly interest:                  0.00
                            4 Amount of the distribution in respect of Class B additional interest:                           0.00
                            5 Amount of the distribution in respect of Class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                            1 The amount of reductions in Class B Invested Amount                                             0.00
                            2 The amount of reductions in the Class B Invested Amount set forth in                            0.00
                              paragraph 1 above, per $1,000 original certificate principal amount:
                            3 The total amount reimbursed in respect of such reductions                                       0.00
                              in the Class B Invested Amount:
                            4 The total amount set forth in paragraph 3 above, per $1,000                                     0.00
                              original certificate principal amount:
                            5 The amount, if any, by which the outstanding principal balance                                  0.00
                               of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                     Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                            1 Total amount distributed to the Collateral Interest Holder:                                323,698.40
                            2 Amount distributed in respect of Collateral Monthly Interest:                              323,698.40
                            3 Amount distributed in respect of Collateral Additional Interest:                                 0.00
                            4 The amount distributed to the Collateral Interest Holder in respect                              0.00
                              of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                            1 The amount of reductions in the Collateral Invested Amount.                                      0.00
                            2 The total amount reimbursed in respect of such reductions in the                                 0.00
                              Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                            1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA,
                               Res Draw & Int and PFA Proceeds)                                                       11,911,116.42
                            2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl.
                               Spread Acct.)                                                                          10,606,627.10
                            3 Spread Account Requirement per Loan Agreement                                              -35,693.70
                            4 Finance Charge Shortfall                                                                         0.00
                            5 Available for Other Excess Allocation Series                                             1,340,183.02

K. Application of Reallocated Investor Finance Charge Collections.

                                                                        Available           Due              Paid         Shortfall
                            1 Allocated Class A Available Funds          8,385,425.96
                              a Reserve Account Release                          0.00
                              b PFA Investment Earnings                          0.00
                              c Class A Available Funds                  8,385,425.96

                            2 Class A Available Funds                    8,385,425.96
                              a Class A Monthly Interest                                  2,191,530.00     2,191,530.00      0.00
                              b Class A Servicing Fee                                       880,000.00       880,000.00      0.00
                              c Class A Investor Default Amount                           4,471,414.95     4,471,414.95      0.00
                              d Class A Excess                             842,481.01

                            3 Class B Available Funds                    1,794,608.21
                              a Class B Monthly Interest                                    489,957.01       489,957.01      0.00
                              b Class B Servicing Fee                                       188,333.33       188,333.33      0.00
                              c Class B Excess                           1,116,317.86

                            4 Collateral Available Funds                 1,064,059.73
                              a Collateral Servicing Fee                                    111,666.67       111,666.67      0.00
                              b Collateral Excess                          952,393.07

                            5 Class D Available Funds                      667,022.52
                              a Class D Servicing Fee                                        70,000.00        70,000.00      0.00
                              b Class D Excess                             597,022.52

                            6 Total Excess Spread                        3,508,214.46

                     Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                         Available             Due               Paid     Shortfall
                   1 Available Excess Spread                              3,508,214.46
                   2 Excess Fin Charge Coll                                       0.00
                          from Other Series
                   3 Available Funds                                      3,508,214.46
                   4 Class A Required Amount
                     a Interest                                                                   0.00             0.00     0.00
                     b Servicing Fee                                                              0.00             0.00     0.00
                     c Defaults                                                                   0.00             0.00     0.00
                   5 Class A Charge Offs not Previously Reimbursed                                0.00             0.00     0.00
                  6a Class B Required Amount in accordance with
                      4.5(b)(i)(ii)
                     a Interest                                                                   0.00             0.00     0.00
                     b Servicing Fee                                                              0.00             0.00     0.00
                  6b Class B Default Amount                                                 956,950.55       956,950.55     0.00
                   7 Reductions in Class B not previously reimbursed                              0.00             0.00     0.00
                   8 Monthly Servicing Fee Shortfalls                                             0.00             0.00     0.00
                   9 Collateral Monthly Interest                                            323,698.40       323,698.40     0.00
                  10 Collateral Default Amount                                              567,395.46       567,395.46     0.00
                  11 Reductions in CIA not previously reimbursed                                  0.00             0.00     0.00
                  12 Reserve Account Deposit                                                      0.00             0.00     0.00
                  13 Class D Monthly Interest                                                     0.00             0.00     0.00
                  14 Class D Default Amount                                                 355,680.73       355,680.73     0.00
                  15 Reductions in Class D not previously reimbursed                              0.00             0.00     0.00
                  16 Other CIA Amounts Owed                                                       0.00             0.00     0.00
                  17 Excess Fin Coll for Other Series                                             0.00             0.00     0.00
                  18 Excess Spread (after reallocation)                   1,304,489.32
                  19 Writedowns
                                                                           Total       Redirected Principal    Charge-Offs
                                   a Class A                               0.00                 0.00             0.00
                                     in respect of A                                                             0.00
                                   b Class B                               0.00                 0.00             0.00
                                     in respect of A                                                             0.00
                                     in respect of B                                                             0.00
                                   c CIA                                   0.00                 0.00             0.00
                                     in respect of A                                                             0.00
                                     in respect of B                                                             0.00
                                     in respect of CIA                                                           0.00
                                   d Class D                               0.00                 0.00             0.00
                                     in respect of A                                                             0.00
                                     in respect of B                                                             0.00
                                     in respect of CIA                                                           0.00
                                     in respect of D                                                             0.00

M. Application of Redirected Principal Collections
                                                                       Available              Due           Paid         Shortfall
           1 Redirected Principal Collections                        20,219,163.96
           2 Class A Required Amount
             a Interest                                                                       0.00          0.00            0.00
             b Servicing Fee                                                                  0.00          0.00            0.00
             c Defaults                                                                       0.00          0.00            0.00
           3 Class B Required Amount
             a Interest                                                                       0.00          0.00            0.00
             b Servicing Fee                                                                  0.00          0.00            0.00
             c Defaults                                                                       0.00          0.00            0.00
           4 Collateral Required Amount
             a Interest                                                                       0.00          0.00            0.00
             b Servicing Fee                                                                  0.00          0.00            0.00
             c Defaults                                                                       0.00          0.00            0.00
           5 Available for Available Principal Collections           20,219,163.96

N.  Principal Shortfall Amount/Shared Principal Collections
                            1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections            68,307,986.34
                            2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                    6,351,441.69
                            3 Full amount required to be distributed pursuant to Section 4.5                                  0.00
                            4 Principal required to fund the Required Amount per Section 4.8                                  0.00
                            5 Principal Shortfall                                                                             0.00
                            6 Available for Shared Principal Collections                                             74,659,428.03

O. Available Principal Collections
                            1 Available Principal Collections (per the definition thereof)                           74,659,428.03
                            2 Principal Collections allocation to other Principal Sharing Series                     74,659,428.03
                            3 Available Principal Collections (after Sharing)                                                 0.00

                     Partners First Credit Card Master Trust
                                 Series 1998-3

P. Application of Principal Collections during Revolving Period

                            1 Available Principal Collections                                                          0.00

                            2 Collateral Invested Amount                                                      67,000,000.00
                            3 Required Collateral Invested Amount                                             67,000,000.00
                            4 Amount used to pay Excess CIA                                                            0.00

                            5 Available Principal Collections                                                          0.00
                            6 Class D                                                                         42,000,000.00
                            7 Required Class D                                                                42,000,000.00
                            8 Amount used to pay Excess Class D                                                        0.00

Q. Application of Principal Collections during the Accumulation Period

                            1 Available Principal Collections                                                          0.00
                            2 Controlled Deposit Amount                                                                0.00
                            3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                      0.00
                            4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                      0.00
                            5 Required Enhancement Amount                                                             $0.00

                            6 Remaining Principal Collections Available                                                0.00
                            7 Remaining Collateral Invested Amount                                                     0.00
                            8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)           0.00
                                                a Excess of CIA and Class D over Required Enhancement Amt              0.00
                                                b Excess of Available Principal Collections over PFA deposit           0.00

                            9 Remaining Principal Collections Available                                                0.00
                           10 Remaining Class D Amount                                                                 0.00
                           11 Principal Paid to Class D (limited by Required Enhancement Amount)                       0.00

                     Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                            1 Available Principal Collections                                                          0.00
                                                a Remaining Class A Adjusted Invested Amount                           0.00
                                                b Principal Paid to Class A - Current Period's Collections             0.00
                                                c Principal Paid to Class A - PFA per 5.1                              0.00
                                                d Total Principal Paid to Class A                                      0.00

                            2 Remaining Principal Collections Available                                                0.00
                                                a Remaining Class B Adjusted Invested Amount                           0.00
                                                b Principal Paid to Class B - Current Period's Collections             0.00
                                                c Principal Paid to Class B - PFA per 5.1                              0.00
                                                d Total Principal Paid to Class B                                      0.00

                            3 Remaining Principal Collections Available                                                0.00
                                                a Remaining Collateral Invested Amount                                 0.00
                                                b Principal Paid to CIA                                                0.00

                            4 Remaining Principal Collections Available                                                0.00
                                                a Remaining Class D Amount                                             0.00
                                                b Principal Paid to Class D                                            0.00

S. Yield and Base Rate

                            1 Base Rate
                                                a Current Monthly Period                                              6.97%
                                                b Prior Monthly Period                                                7.11%
                                                c Second Prior Monthly Period                                         7.49%

                              Three Month Average Base Rate                                                                   7.19%

                            2 Series Adjusted Portfolio Yield
                                                a Current Monthly Period                                              8.90%
                                                b Prior Monthly Period                                               12.28%
                                                c Second Prior Monthly Period                                         9.98%

                              Three Month Average Series Adjusted Portfolio Yield                                            10.38%

                            3 Excess Spread
                                                a Current Monthly Period                                              1.92%
                                                b Prior Monthly Period                                                5.17%
                                                c Second Prior Monthly Period                                         2.49%

                              Three Month Average Excess Spread                                                               3.19%
